EXHIBIT 4.1

FORM OF SUBSCRIPTION AGREEMENT

Subscription Agreement

for

BridgeWell Secured Income LP

a Florida limited Partnership

General Partner:
Secured Income Manager LLC
2400 E. Colonial Dr., Ste. 200
Orlando, FL 32803
(877) 700-4800
manager@bridgewellfunds.com

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE MERITS OF THIS OFFERING OR THE ADEQUACY OR ACCURACY OF THE SUBSCRIPTION AGREEMENT OR ANY OTHER MATERIALS OR INFORMATION MADE AVAILABLE TO INVESTOR IN CONNECTION WITH THIS OFFERING OVER THE WEB-BASED PLATFORM MAINTAINED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK. THIS INVESTMENT IS SUITABLE ONLY FOR PERSONS WHO CAN BEAR THE ECONOMIC RISK FOR AN INDEFINITE PERIOD OF TIME AND WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT. FURTHERMORE, INVESTORS MUST UNDERSTAND THAT SUCH INVESTMENT IS ILLIQUID AND IS EXPECTED TO CONTINUE TO BE ILLIQUID FOR AN INDEFINITE PERIOD OF TIME. NO PUBLIC MARKET EXISTS FOR THE SECURITIES, AND NO PUBLIC MARKET IS EXPECTED TO DEVELOP FOLLOWING THIS OFFERING.

THE COMPANY MAY NOT BE OFFERING THE SECURITIES IN EVERY STATE. THE OFFERING MATERIALS DO NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR JURISDICTION IN WHICH THE SECURITIES ARE NOT BEING OFFERED.

THE INFORMATION PRESENTED IN THE OFFERING MATERIALS WAS PREPARED BY THE COMPANY SOLELY FOR THE USE BY PROSPECTIVE INVESTORS IN CONNECTION WITH THIS OFFERING. NO REPRESENTATIONS OR WARRANTIES ARE MADE AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN ANY OFFERING MATERIALS, AND NOTHING CONTAINED IN THE OFFERING MATERIALS IS OR SHOULD BE RELIED UPON AS A PROMISE OR REPRESENTATION AS TO THE FUTURE PERFORMANCE OF THE COMPANY. NEITHER THE DELIVERY NOR THE PURCHASE OF THE SECURITIES SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THE OFFERING MATERIALS.

SUBSCRIPTION AGREEMENT

To:          BridgeWell Secured Income LP

                2400 E. Colonial Dr., Ste. 200

                Orlando, FL 32803

Ladies and Gentlemen:

The undersigned (“Investor”) hereby subscribes for the dollar amount (“Subscription Amount”) of units of partnership interest (the “Interest(s)”) of BridgeWell Secured Income LP, a Florida limited partnership (the “Partnership”) as indicated on the signature page of this Subscription Agreement (“Agreement”).

WHEREAS, the Partnership is offering up to 75,000 Interests at $1,000.00 per Interest for proceeds up to $75,000,000.00, pursuant to its Form 1-A, as amended and/or supplemented from time to time (“Offering Statement”), filed with the Securities and Exchange Commission (“SEC”) under Tier II of Regulation A promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, it is agreed as follows:

1.       The Interests will be held by the Investor as indicated on the Subscriber Information Page hereto (e.g., individual, corporation, custodial account, community property, etc.).

2.       To induce the Partnership to accept this subscription, the Investor hereby agrees and represents that:

(a)       Concurrent with the execution hereof, the Investor authorizes the Partnership to request the Subscription Amount from the Investor’s bank or other financial institution. The Investor has transferred funds equal to the Subscription Amount to the Partnership concurrently with submitting this Agreement, unless otherwise agreed by the Partnership.

(b)       Within five (5) days after receipt of a written request from the Partnership, the Investor shall provide such information and execute and deliver such documents as the Partnership may reasonably request to comply with any and all laws and ordinances to which the Partnership may be subject, including the securities laws of the United States or any other applicable jurisdiction.

(c)       The Partnership has entered into, and from time to time may enter into, separate subscription agreements with other investors for the sale of Interests to such other investors. The sale of Interests to such other investors and this sale of the Interests shall be separate sales and this Agreement and the other subscription agreements shall be separate agreements.

(d)       The Partnership may elect at any time to close all or any portion of this offering, once it has raised the minimum offering amount, on various dates (each a “Closing Date”).

(e)       The Investor understands the meaning and legal consequences of, and that the Partnership intends to rely upon, the representations and warranties contained in Sections 2, 3, 4 and 5 hereof, and the Investor hereby agrees to indemnify and hold harmless the Partnership and each and any general partner, member, officer, employee, agent or affiliate thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Investor. The representations, warranties and covenants made by Investor herein shall survive the closing or termination of this Agreement.

3.       The Investor hereby represents and warrants that the Investor is a “qualified purchaser,” as defined in Regulation A under the Securities Act, meaning Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and indicated on the Accredited Investor Certificate attached hereto and incorporated by reference, or the Subscription Amount does not represent more than 10% of the greater of Investor’s annual income or net worth (for natural persons), or 10% of the greater of annual revenue or net worth at fiscal year-end (for non-natural persons), with net worth calculated in the same manner as for accredited investors under Rule 501 of Regulation D under the Securities Act.

4.       The Investor hereby further represents, warrants, acknowledges and agrees, which representations and warranties will be true and correct as of Investor’s Closing Date, that:

(a)       The information provided by the Investor to the Partnership via this Agreement or otherwise in connection with the purchase of Interests is true and correct in all respects as of the date hereof and the Investor hereby agrees to promptly notify the Partnership and supply corrective information to the Partnership if, prior to the consummation of its investment in the Partnership, any of such information becomes inaccurate or incomplete.

(b)       The Investor, if an individual, is over 18 years of age (or older if required by Investor’s state in order to purchase securities), and the address set forth above is the true residence and domicile of the Investor, and the Investor has no present intention of becoming a resident or domiciliary of any other state or jurisdiction. If a corporation, trust, partnership or other entity, the Investor has its principal place of business at the address set forth on the signature page.

(c)       If Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Interests or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Interests, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Interests. Investor’s subscription and payment for and continued beneficial ownership of the Interests will not violate any applicable securities or other laws of Investor’s jurisdiction.

(d)       The Investor has had an opportunity to ask questions of and receive answers from the Partnership, or a person or persons acting on its behalf, concerning the Partnership and the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the Investor.

(e)       Except as set forth in this Agreement, no representations or warranties have been made to the Investor by the Partnership or any partner, agent, employee or affiliate thereof.

(f)       The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Partnership and making an informed investment decision with respect thereto. The Investor has consulted its own advisers with respect to its proposed investment in the Partnership.

(g)       The Investor is not making this subscription in any manner as a representative of a charitable remainder unitrust or a charitable remainder trust.

(h)       The Investor has the financial ability to bear the economic risk of the Investor’s investment, including a complete loss thereof, has adequate means for providing for its current needs and possible contingencies and has no need for liquidity in its investment.

(i)       The Investor acknowledges and understands that:

(i)       The Interests are a speculative investment and involve a substantial degree of risk;

(ii)       The Interests are being offered pursuant to Regulation A under the Securities Act and have not been registered or qualified under any state blue sky or securities law; and

(iii)       Any federal income tax treatment which may be currently available to the Investor may be lost through adoption of new laws or regulations, amendments to existing laws or regulations or changes in the interpretations of existing laws and regulations.

(j)       The Investor has carefully reviewed and understands the Partnership’s Offering Statement, as amended or supplemented, and exhibits included therewith, including the “Risk Factors” contained in the Offering Statement.

(k)       The Investor represents and warrants that (i) the Interests are to be purchased with funds that are from legitimate sources in connection with its regular business activities and which do not constitute the proceeds of criminal conduct; (ii) the Interests are not being acquired, and will not be held, in violation of any applicable laws; (iii) the Investor is not listed on the list of Specially Designated Nationals and Blocked Persons maintained by the United States Office of Foreign Assets Control (“OFAC”); and (iv) the Investor is not a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure.

(l)       If the Investor is an individual retirement account, qualified pension, profit sharing or other retirement plan, or governmental plans or units (all such entities are herein referred to as a “Retirement Trust”), the Investor represents that the investment in the Partnership by the Retirement Trust has been authorized by the appropriate person or persons and that the Retirement Trust has consulted its counsel with respect to such investment and the Investor represents that it has not relied on any advice of the Partnership or its affiliates in making its decision to invest in the Partnership.

(m)       Neither the execution and delivery of this Agreement nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, any contract, agreement, mortgage, indenture, lease, instrument, order, judgment, statute, law, rule or regulation to which Investor is subject.

(n)       Investor has carefully reviewed all of the Partnership’s SEC filings filed by the Partnership since the Partnership’s Offering Statement was qualified by the SEC and understands the information contained therein. Investor acknowledges that the Partnership’s SEC filings, including but not limited to the Offering Statement, are available free of charge at the SEC’s web site at www.sec.gov.

(o)       Investor acknowledges and agrees that it has had the opportunity to review the partnership agreement of the Partnership dated September 17, 2025 (the “Partnership Agreement”), and by its signature to this Agreement, accepts the provisions of the Partnership Agreement, including the power of attorney contained therein, and agrees to be bound by all the terms, conditions, and restrictions contained therein effective upon acceptance of the subscription by the Partnership, and has sought advice of his/her/its own counsel to the extent he/she/it deems necessary. Any power of attorney of the Investor granted in favor of the general partner of the Partnership, Secured Income Manager LLC, a Florida limited liability company, contained in the Partnership Agreement has been executed by the Investor in compliance with the laws of the state, province or jurisdiction in which such agreements were executed.

(p)       Investor has all requisite power and authority to (i) execute and deliver this Agreement, and (ii) to carry out and perform its obligations under the terms of this Agreement. This Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of Investor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally in effect from time to time and by general principles of equity.

(q)       Investor acknowledges and agrees that there is no ready public market for the Interests and that there is no guarantee that a market for their resale will ever exist. The Partnership has no obligation to list any of the Interests on any market or take any steps (including registration under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to facilitating trading or resale of the Interests. Investor must bear the economic risk of this investment indefinitely and Investor acknowledges that Investor is able to bear the economic risk of losing Investor’s entire investment in the Interests. Investor also understands that an investment in the Partnership involves significant risks and has taken full cognizance of and understands all the risk factors relating to the purchase of Interests.

(r)       Investor has accurately answered all questions on and completed the signature page hereto and each other schedule and exhibit attached hereto, which are made a part hereof by reference.

(s)       It is understood that this subscription is irrevocable by Investor but is not binding on the Partnership until accepted by the Partnership by signature of its authorized representative on the acceptance page hereto. The Partnership may accept or reject this subscription in whole or in part. In the event of rejection of this subscription in its entirety, or in the event the sale of the Interests (or any portion thereof) to Investor is not consummated for any reason, this Agreement shall have no force or effect with respect to the rejected subscription (or portion thereof), except for Section 2(d) hereof, which shall remain in force and effect.

(t)       The Partnership reserves the right to request such information as is necessary to verify the identity of the Investor. The Investor shall promptly on demand provide such information and execute and deliver such documents as the Partnership may request to verify the accuracy of the Investor’s representations and warranties herein or to comply with the USA PATRIOT Act of 2001, as amended (the “Patriot Act”), certain anti-money laundering laws or any other law or regulation to which the Partnership may be subject (the “Relevant Legislation”). In addition, by executing this Agreement the Investor authorizes the Partnership to provide the Partnership’s legal counsel and any other appropriate third party with information regarding the Investor’s account, until the authorization is revoked by the Investor in writing to the Partnership.

5.       The Partnership represents and warrants to the Investor that:

(a)       The Partnership is duly formed and validly existing in good standing as a partnership under the laws of the State of Florida and has all requisite power and authority to carry on its business as now conducted.

(b)       The execution, delivery and performance by the Partnership of this Agreement have been authorized by all necessary action on behalf of the Partnership, and this Agreement is a legal, valid and binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms.

6.       Notwithstanding anything contained in this Agreement, Investor is not being asked to waive and is not waiving any right to bring a claim against the Partnership under the Securities Act, Securities Exchange Act of 1934 or similar state law; however, the Partnership may rely on the representations contained in this Agreement in defense of such claims, if applicable.

7.       Miscellaneous.

(a)       All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require.

(b)       This Agreement is not transferable or assignable by Investor without the prior written consent of the Partnership.

(c)       The representations, warranties and agreements contained herein shall be deemed to be made by and be binding upon Investor and its heirs, executors, administrators and successors and shall inure to the benefit of the Partnership and its successors and assigns.

(d)       None of the provisions of this Agreement may be waived, changed or terminated orally or otherwise, except as specifically set forth herein or except by a writing signed by the Partnership and Investor.

(e)       The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

(f)       This Agreement and the Partnership Agreement constitutes the entire agreement between the Investor and the Partnership with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

(g)       The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and assigns, and it is not the intention of the parties to confer, and no provision hereof shall confer, third-party beneficiary rights upon any other person.

(h)       This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(i)       No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law

(j)       Notice, requests, demands and other communications relating to this Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, on the date of such delivery; or (b) mailed by registered or certified mail, postage prepaid, return receipt requested, on the third day after the posting thereof; or (c) emailed, telecopied or cabled, on the date of such delivery to the respective parties at the addresses set forth on the signature page hereto with respect to the Investor and above with respect to the Partnership. The Partnership will not accept notice by email or other electronic communication.

(k)       THE COMPANY WILL NOT BE LIABLE TO INVESTOR FOR ANY LOST PROFITS OR SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, EVEN IF INVESTOR TELLS THE COMPANY IT MIGHT INCUR THOSE DAMAGES.

(l)       Investor agrees that the Partnership may deliver all notices, tax reports and other documents and information to Investor by email or another electronic delivery method chosen by the Partnership. Investor agrees to tell the Partnership right away if Investor changes its email address or home mailing address so the Partnership can send information to the new address.

(m)       Each of the parties hereto agrees that the transaction consisting of this Agreement (and, to the extent permitted under applicable law, each related agreement) may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Agreement (or, if applicable, related agreement) using an electronic signature, it is signing, adopting, and accepting this Agreement or such closing document and that signing this Agreement or such related agreement using an electronic signature is the legal equivalent of having placed its handwritten signature on this Agreement or such related agreement on paper. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

(n)       IN ANY DISPUTE WITH THE COMPANY, INVESTOR AND THE COMPANY AGREE TO WAIVE THE RIGHT TO A TRIAL BY JURY. This means that any dispute will be heard by an arbitrator or a judge, not a jury. This provision will not apply to claims under the Securities Act or Exchange Act.

(o)       The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Florida as applied to contracts executed in and performed wholly within the State of Florida, without reference to principles of conflict of laws. Venue for any dispute arising under this Agreement shall be in the county of the principal office of the Partnership. This provision will not apply to claims under the Securities Act or Exchange Act.

[SIGNATURE PAGE FOLLOWS]

BRIDGEWELL SECURED INCOME LP

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned, desiring to purchase Interests from BridgeWell Secured Income LP, by executing this signature page, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement and by executing this Subscription Agreement, Investor’s execution of this Subscription Agreement will also serve as Investor’s execution and joinder of the Partnership Agreement, effective upon acceptance of this subscription by the Partnership, including any power of attorney included within the Partnership Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

___________________

Date

$__________________

Subscription Amount

___________________

No. of Interests

Name of Investor (Person or Entity)	Name of Joint Investor (if any)

Signature	Additional Signature (if necessary)

Title (if Investor not a natural person)	Title (if necessary)

ACCEPTANCE

The foregoing subscription is hereby accepted this _____ day of ______________, 20_______.

The Subscription in Amount of $ _________________ is accepted for ______Interests.

Name of Authorized Agent	Signature of Authorized Agent

ACCREDITED INVESTOR CERTIFICATE

The Investor hereby represents and warrants that that the Investor is an Accredited Investor, as defined by Rule 501 of Regulation D under the Securities Act of 1933, and Investor meets at least one (1) of the following criteria (initial all that apply) or that Investor is an unaccredited investor and meets none of the following criteria:

Please initial each applicable statement below

1.	______	The Investor is a natural person (individual) whose own net worth, taken together with the net worth of the investor’s spouse or spousal equivalent, exceeds $1,000,000. Net worth for this purpose means the difference between total assets and total liabilities, excluding positive equity in the investor’s principal residence, but reduced by (1) any additional indebtedness secured by the investor’s principal residence incurred within the 60 days prior to his/her purchase of Interests (other than debt incurred as a result of the acquisition of the primary residence) and (2) any negative equity in the investor’s principal residence. Assets need not be held jointly to be included in the calculation of net worth, nor do the securities need to be purchased jointly.

2.	______	The Investor is a natural person (individual) who had an individual income in excess of $200,000 (or joint income with the investor’s spouse or spousal equivalent in excess of $300,000) in each of the two previous years and who reasonably expects a gross income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) this year.

3.	______	The Investor is a director or executive officer, or general partner of the Partnership.

4.	______	The Investor is an entity as to which all the equity owners are accredited investors.

5.	______	The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Interests, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D of the Securities Act.

6.	______	The Investor is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

7.	______	The Investor is either (i) a bank or any savings and loan association or other institution acting in its individual or fiduciary capacity; (ii) a broker or dealer; (iii) a registered investment adviser or investment adviser relying on the exemption from registering under the Investment Advisers Act of 1940; (iv) an insurance company; (v) an investment company or a business development company under the 1940 Act or a private business development company under the 1940 Act; (vi) a Small Business Investment Company licensed by the U.S. Small Business Administration; (vii) a Rural Business Investment Company as defined in the Consolidated Farm and Rural Development Act; or (viii) an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company, registered investment adviser, or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are accredited investors.

8.	______	The Investor is an entity not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

9.	______	The Investor is a natural person holding in good standing a Series 7, 65, or 82 license or one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status. The professional certifications or designations or credentials currently recognized by the SEC as satisfying the above criteria will be posted on its website.

10.	______	The Investor is a “family office” as defined in the Investment Advisers Act of 1940 and (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or a “family client” of such family office whose prospective investment is directed by such family office.

INVESTOR INFORMATION QUESTIONNAIRE

The Investor warrants that the following information is true and correct, and the Partnership may rely on the following information in deciding whether to accept Investor’s subscription.

EITHER ☐ (i) The Investor is an accredited investor (as that term is defined in Regulation D under the Securities Act because the undersigned meets the criteria set forth above in the Accredited Investor Certificate attached hereto: OR ☐ (ii) The Subscription Amount on the Signature Page hereto (together with any previous investments in the Interests pursuant to this offering) does not exceed 10% of the greater of the Investor’s net worth or annual income for all investments in this offering.

In calculating your net worth: (i) your primary residence shall not be included as an asset; (ii) indebtedness that is secured by your primary residence, up to the estimated fair market value of the primary residence at the time of entering into this Subscription Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of entering into this Subscription Agreement exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by your primary residence in excess of the estimated fair market value of the primary residence at the time of entering into this Subscription Agreement shall be included as a liability.

Complete the following for each Investor (include joint-holder if applicable)

Name: _____________________________________________________________________

Address: ____________________________________________________________________

Phone Number:________________________ Email: _______________________________

Taxpayer ID No.: ____________________________ Date of Birth: ________________

Driver’s License State: __________ DL No.: ________________________

If Investor is an entity, please complete the following:

Note: Representatives of entities who will be responsible for making the decision to purchase the securities must each complete the ABOVE INVESTOR INFORMATION.

Type of Entity: _____________________________ State of Formation: _________________

Date of Formation: ___________________________ Number of Equity Owners: __________

If Investor is a trust or an estate, please complete the following:

Note: Each trustee or executor must complete THE ABOVE QUESTIONNAIRE.

Type of Entity: ☐ Trust ☐ Estate / ☐ Revocable ☐ Irrevocable

Date of Formation: ____________________ Number of Beneficiaries: __________________

Check this box if the securities will be held in a custodial account: ☐

Type of account: ________________ Name of account provider: ______________________

 Address of account provider: ______________________

Bank Deposit Authorization Form

Name: __________________________________________________________________________________________

Address: ________________________________________________________________________________________

City: _____________________________________________ State: ______________________ Zip: _______________

Phone: ____________________________________ Email: ________________________________________________

Distribution	Payment	Information

Bank Name: ______________________________________________________________________________________

Account Owner: __________________________________________________________________________________

Account Name: ___________________________________________________________________________________

Account Type:	☐ Checking	☐ Savings

Bank Address: ____________________________________________________________________________________

City: __________________________________________________________ State: ________________ Zip: ________

Routing # (9 digits) __________________________________________

Account # ________________________________________________

The undersigned authorizes BridgeWell Secured Income LP, a Florida limited partnership (the “Parternship”), or its designated assignee, to initiate ACH or bank wire transfer entries and to credit the account identified herein for distributions relating to the Company. This authorization shall remain in effect unless and until the Partnership receives written notice that this authorization has been terminated in such time and manner to allow the Partnership to act. The undersigned represents and warrants to the Partnership that the person executing this authorization form is an authorized signatory on the account referenced above and all information regarding the account and account owner is true and correct.

Date

Account Owner Signature

Print Name

Title

IRS FORM W-9

If the investment is being made through a custodian (IRA, 401k, etc.), your custodian should complete the W-9.

If the investment is being made by an individual, such individual should complete the W-9.

If the investment is being made through an entity or trust, an officer/trustee should complete the W-9 with the entity/trust’s tax information.

If your specific tax situation dictates that another form is appropriate, you should provide that form. If you are unsure, you should consult with your own tax professionals. Neither of the Partnership, the General Partner, or its advisers are providing tax advice to investors.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

_ _ _ – _ _ – _ _ _ _

or

Employer identification number

_ _ – _ _ _ _ _ _ _

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)